CERTIFICATE PURCHASE AGREEMENT

        This Certificate Purchase Agreement (this "Purchase Agreement") is dated as of February 27, 2004, between UBS Securities LLC, a Delaware limited liability company, as seller (the "Seller") and Residential Asset Mortgage Products, Inc., a Delaware corporation, as purchaser (the "Purchaser").

        Reference is made to (a) the Pooling and Servicing Agreement dated as of November 25, 2003 (the "Underlying Pooling Agreement"), among the Purchaser, GMAC Mortgage Corporation, a Delaware corporation (the "Servicer"), and JP Morgan Chase Bank, a New York banking corporation, as trustee (the "Trustee") relating to the GMACM Mortgage Pass-Through Certificates, Series 2003-J8 ("Series 2003-J8"), and (b) the Underwriting Agreement dated as of November 18, 2003 (the "Underlying Underwriting Agreement"), by and among the Purchaser, the Servicer and Goldman, Sachs & Co. (the "Underlying Underwriter").

        Seller and Purchaser hereby recite and agree as follows:

                                    RECITALS

1. The Underlying Underwriter purchased a 100% interest, as of the Closing Date (as defined in the Underlying Pooling and Servicing Agreement), in the Certificate Principal Balance (as defined in the Underlying Pooling and Servicing Agreement) of the Class A Certificates of Series 2003-J8 (the "Underlying Class A Certificates") pursuant to the terms of the Underlying Underwriting Agreement. The Seller acquired the Underlying Class A Certificates from the Underlying Underwriter in a secondary market transaction.

2. The Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, a 91.40% interest, as of the Closing Date, in the Certificate Principal Balance (as defined in the Underlying Pooling and Servicing Agreement) of the Underlying Class A Certificates (the "Underlying Certificate") pursuant to the terms of this Purchase Agreement.

3. The Purchaser will transfer the Underlying Certificate to the GMACM Mortgage Loan Trust 2004-JR1 pursuant to the terms of the Trust Agreement dated as of February 27, 2004 (the "Trust Agreement"), among the Purchaser, GMAC Mortgage Corporation, as certificate administrator, and the Trustee.

4. The Issuer will issue its GMACM Mortgage Trust Certificates, Series 2004-JR1 (the "Certificates"), pursuant to the terms of the Trust Agreement.

5. The Seller will purchase the Certificates from the Purchaser pursuant to the terms of the Underwriting Agreement dated as of the February 25, 2004 (the "Underwriting Agreement"), among the Purchaser, the Servicer and the Seller.

6. The Certificates will be offered and sold by the Seller through the use of a prospectus supplement dated February 25, 2004 (the "Prospectus Supplement") and


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a related prospectus dated December 17, 2003 (the "Base  Prospectus").  The Base
Prospectus, together with the Prospectus Supplement, is referred to herein as the "Prospectus".

7. Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Trust Agreement.

                                    AGREEMENT

        NOW THEREFORE, in consideration of the mutual promises herein made and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. Purchase and Sale of the Underlying Certificate. Concurrently with the execution and delivery hereof, Seller hereby sells, assigns, transfers and otherwise conveys to Purchaser without recourse all of its right, title and interest in and to the Underlying Certificate. In consideration of such assignment, the Purchaser shall pay the Seller an amount equal to $[__________]; provided, however, that Seller shall pay and/or reimburse to Purchaser the costs and expenses incurred in connection with the issuance of the Certificates, including but not limited to rating agency fees, registration fees, accountants' fees and legal fees.

2.      Representations  and  Warranties.   (a)  Seller  hereby  represents  and
        warrants to Purchaser that as of the date o f this Purchase Agreement

(i) Seller has good title to, and is the sole owner of, the Underlying Certificate, free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and the Seller acquired the Underlying Certificate from the Underlying Underwriter in a secondary market transaction;

(ii) Seller has not assigned any interest or participation in any of the Underlying Certificate, or, if Seller has assigned an interest or participation in any of the Underlying Certificate, such interest or participation has been released;

(iii) Seller has acquired its ownership of the Underlying Certificate in good faith without notice of any adverse claim;

(iv) Seller has full right to sell the Underlying Certificate to the Purchaser;

(v) this Purchase Agreement has been duly authorized, executed and delivered by the Seller and constitutes a legal, valid and binding agreement of the Seller, enforceable against it in accordance with its terms, subject to (A) bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or other similar laws affecting creditors' rights generally or the rights of creditors of federally chartered savings associations, (B) general principles of equity regardless of whether enforcement is sought in a proceeding in equity or at law, and (C) public policy considerations limiting the enforceability of provisions of this Purchase Agreement which purport to provide indemnification from liabilities under applicable securities laws;

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(vi) neither  the  execution  and  delivery  by  the  Seller  of  this  Purchase
     Agreement, nor the performance by the Seller of the provisions hereof, will
     (A) conflict with or result in a breach of, or constitute a default under, any of the provisions of the organizational documents of the Seller or any law, governmental rule or regulation or any judgment, decree or order binding on the Seller or any of its properties, or any of the provisions of any indenture, mortgage, deed of trust, contract or other instrument to which the Seller is a party or by which it is bound, or (B) result in the creation of any lien, charge, or encumbrance upon any of its properties pursuant to the terms of any such indenture, mortgage, deed of trust, contract or other instrument, which, in the case of either (A) or (B), would have a material adverse effect on its ability to perform its obligations hereunder or on the financial condition of the Seller;

(vii) there are no actions, suits, investigations or proceedings against the Seller pending, or, to the knowledge of the Seller, threatened, before any court, administrative agency or other tribunal (A) asserting the invalidity of this Purchase Agreement (B) seeking to prevent the consummation of any of the transactions contemplated by this Purchase Agreement or (C) which might materially and adversely affect the performance by the Seller of its obligations under, or the validity or enforceability of this Purchase Agreement;

(viii) the Seller has been duly organized and is validly existing and in good standing as a Delaware limited liability company with full power and authority to enter into and perform its obligations under this Purchase Agreement;

(ix) the Seller is not in violation of its organizational documents or in default under any agreement, indenture or instrument the effect of which default would have a material adverse effect on the ability of the Seller to perform its obligations under this Purchase Agreement or on the financial condition of the Seller;

(x) the Seller is not a party to, bound by or in breach or violation of any indenture or other agreement or order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it that materially and adversely affects the (A) ability of the Seller to perform its obligations under this Purchase Agreement or (B) the business, operations, financial condition, properties or assets of the Seller; and

(xi) no consent, approval, authorization or order of any federal or state court or governmental agency or body is required for the consummation by the Seller of the transactions contemplated by the terms of this Purchase Agreement.

     3. Survival of Representations. Each of the representations and warranties of the Seller contained herein shall survive the purchase and sale of the Underlying Certificate pursuant hereto and shall continue in full force and effect, notwithstanding subsequent termination of this Purchase Agreement or the Trust Agreement.

     4. Conditions to the Obligation of the Purchaser. The obligation of the Purchaser to purchase and pay for the Underlying Certificate, will be subject to
(a) the accuracy of the representations and warranties set forth in Section 2 as

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of the date hereof,  (b) the performance by the Seller in all material  respects of its obligations hereunder, (c) the satisfaction of the conditions precedent set forth in Section 7 of the Underwriting Agreement and (d) the simultaneous purchase by the Seller of the Certificates pursuant to the terms of the Underwriting Agreement.

5. Successors and Assigns; Additional Information. This Purchase Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Neither party hereto may assign either this Purchase Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other party.

6. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Seller will be mailed, delivered or telegraphed and confirmed to you at UBS Securities LLC, 1285 Avenue of the Americas, 11th Floor, New York, New York 10019, Attention: General Counsel, or if sent to the Purchaser, will be mailed, delivered or telegraphed and confirmed to it at Residential Asset Mortgage Products, Inc., 8400 Normandale Lake Boulevard, Suite 250, Minneapolis, Minnesota 55437, Attention: President.

7. Representations and Indemnities to Survive. The respective agreements, representations, warranties, covenants, indemnities and other statements of the Seller and its officers set forth in or made pursuant to this Purchase Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Seller or Purchaser and will survive delivery of and payment for the Underlying Certificate. The provisions of Section 6 hereof shall survive the termination or cancellation of this Purchase Agreement.

8. Miscellaneous. This Purchase Agreement shall be governed by and construed in accordance with the laws of the State of New York. Neither this Purchase Agreement nor any term hereof may be changed, waived, discharged or terminated except by a writing signed by the party against whom enforcement of such change, waiver, discharge or termination is sought. This Purchase Agreement may be signed in any number of counterparts, each of which shall be deemed an original, which taken together shall constitute one and the same instrument.

9. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Purchase Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Purchase Agreement and shall in no way affect the validity or enforceability of the other provisions of this Purchase Agreement.

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        IN WITNESS  WHEREOF,  Seller and  Purchaser  have caused  this  Purchase
Agreement to be duly executed by their respective officers as of the day and year first above written.

                               UBS SECURITIES LLC


                               By:
                                  ----------------------------------------
                                  Name:
                                  Title:



                               RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                               By:
                                  ----------------------------------------
                                  Name:
                                  Title:


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